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                                                                   Exhibit 10.31

                              ISILON SYSTEMS, INC.

                  FOURTH AMENDED AND RESTATED VOTING AGREEMENT

     This Fourth Amended and Restated Voting Agreement (the "Agreement") is made as of the 19th day of July, 2006, by and among Isilon Systems, Inc., a Delaware corporation (the "Company"), Paul Mikesell, Sujal Patel, Steve Goldman, Ellen M. King, Jay M. King, Jon E. King, Jeanne K. King, Joan Eidem, LaVonne Molde, William Goldman, Ruth Goldman and Eric Goldman (collectively, the "Common Holders"), and the holders of shares of Series A, Series B, Series C, Series D and Series E Preferred Stock of the Company listed on Exhibit A (collectively, the "Investors" and individually, the "Investor").

                                    RECITALS

     A. Certain of the Investors (the "Prior Investors") hold shares of the Company's Series A Preferred Stock (the "Series A Preferred Stock"), the Company's Series B Preferred Stock (the "Series B Preferred Stock"), the Company's Series C Preferred Stock (the "Series C Preferred Stock") or Company's Series D Preferred Stock (the "Series D Preferred Stock") and possess certain voting and other rights pursuant to a Third Amended and Restated Voting Agreement dated as of May 10, 2005, among the Company, certain of the Common Holders and the Prior Investors (the "Prior Agreement").

     B. The Common Holders executing this Agreement hold a majority of the Common Stock of the Company (the "Common Stock") held by the Founders (as defined in the Prior Agreement), the Prior Investors hold a majority of the outstanding shares of the Series A Preferred Stock, Series B Preferred Stock, Series C and Series D Preferred Stock, taken together and voting as a single class on an as-converted basis, and each of them desires to amend and restate the Prior Agreement and to accept the rights created pursuant hereto in lieu of the rights granted to them under the Prior Agreement.

     C. The Investors purchasing Series E Preferred Stock of the Company (the "Series E Investors") and the Company are parties to the Series E Preferred Stock Purchase Agreement of even date herewith (the "Series E Agreement"), which provides that as a condition to the closing of the sale of the Company's Series E Preferred Stock (the "Series E Preferred Stock"), this Agreement must be executed and delivered by the Series E Investors, Common Holders holding a majority of the Common Stock held by the Common Holders (the "Common Holders' Stock"), the Prior Investors holding a majority of the shares of the outstanding Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock taken together and voting as a single class on an as-converted basis, and the Company.

     D. For the avoidance of doubt, for purposes of this agreement only, any Investor whose Series A, Series B, Series C, Series D or Series E Preferred Stock of the Company, as applicable, is converted by special mandatory conversion to Series A-1, Series B-1, Series C-1, Series D-1 or Series E-1 Preferred Stock or any other Series of Preferred Stock, as applicable, issued under Article IV, Section (B)8 or any similar successor provision of the Company's Fifth Amended and

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Restated Certificate of Incorporation, shall be deemed hereunder to be a holder of Series A, Series B, Series C, Series D or Series E Preferred Stock and shall continue to be included in the definition of "Investor." All references to Series A, Series B, Series C, Series D and Series E Preferred Stock hereunder shall be deemed to include Series A-1, Series B-1, Series C-1, Series D-1 or Series E-1 Preferred Stock issued upon conversion thereof and any other Series of Preferred Stock issued under Article IV, Section (B)8 or any similar successor provision of the Company's Fifth Amended and Restated Certificate of Incorporation.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the parties to the Prior Agreement hereby agree that the Prior Agreement shall be superseded and replaced in its entirety by this Agreement, and the parties hereto further agree as follows:

     1.   ELECTION OF DIRECTORS.

          1.1 BOARD REPRESENTATION. At each annual meeting of the stockholders of the Company, or at any meeting of the stockholders of the Company at which members of the Board of Directors of the Company are to be elected, or whenever members of the Board of Directors are to be elected by written consent, the Common Holders and the Investors agree to vote or act with respect to their shares so as to elect:

               (a) one (1) member of the Company's Board of Directors designated by Atlas Venture Fund V, L.P. or its affiliates ("Atlas") so long as Atlas owns at least 3,000,000 shares of Series A Preferred Stock (as adjusted for stock splits, stock dividends, reclassifications and the like), and such designee shall initially be Barry Fidelman;

               (b) one (1) member of the Company's Board of Directors designated by Madrona Venture Group or its affiliates ("Madrona") so long as Madrona owns at least 3,000,000 shares of Series A Preferred Stock (as adjusted for stock splits, stock dividends, reclassifications and the like), and such designee shall initially be Matthew McIlwain;

               (c) one (1) member of the Company's Board of Directors designated by Sequoia Capital or its affiliates ("Sequoia") so long as Sequoia owns at least 3,000,000 shares of Series B Preferred Stock (as adjusted for stock splits, stock dividends, reclassifications and the like), and such designee shall initially be Greg McAdoo;

               (d) one (1) member of the Company's Board of Directors designated by Lehman Brothers Venture Capital Group or its affiliates ("Lehman") so long as Lehman owns at least 3,000,000 shares of Series C Preferred Stock (as adjusted for stock splits, stock dividends, reclassifications and the like), and such designee shall initially be Brian Paul;

               (e) one (1) member of the Company's Board of Directors designated by the holders of a majority of the Common Stock of the Company, and such designee shall initially be Sujal Patel;

               (f) one (1) member of the Company's Board of Directors to be an individual holding the title of Chief Executive Officer of the Company, for so long as such person

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remains Chief Executive Officer of the Company, and such designee shall initially be Steven Goldman; and

               (g) one (1) independent member of the Company's Board of Directors designated by the holders of a majority of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock and the Common Stock, voting together as a single class on an as-converted basis, and such designee shall initially be William Ruckelshaus.

          1.2 APPOINTMENT OF DIRECTORS. In the event of the resignation, death, removal or disqualification of a director selected by Atlas, Madrona, Sequoia, Lehman, the holders of Common Stock or the holders of the Common Stock and Preferred Stock (the "Designating Party"), such Designating Party shall promptly nominate a new director and, after written notice to each of the parties hereto of the new nominee to replace such director, each Investor and Common Holder shall promptly vote its shares of capital stock of the Company to elect such nominee to the Board of Directors.

          1.3 REMOVAL. The Designating Party may remove its respective designated director or directors at any time and from time to time, with or without cause (subject to the Bylaws of the Company as in effect from time to time and any requirements of law), in such Designating Party's sole discretion, and such Designating Party shall promptly nominate a new director and, after written notice to each of the parties hereto of the new nominee to replace such director, each Investor and Common Holder shall promptly vote its shares of capital stock of the Company to elect such nominee to the Board of Directors.

     2.   ADDITIONAL REPRESENTATIONS AND COVENANTS.

          2.1 NO REVOCATION. The voting agreements contained herein are coupled with an interest and may not be revoked during the term of this Agreement.

          2.2 AFFILIATES. For the purposes of this Agreement, "affiliate" means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the person specified and includes without limitation any person meeting the definition of "affiliate" set forth in Rule 405 of the Securities Act of 1933, as amended.

          2.3 IRREVOCABLE PROXY. To secure the Common Holders' and the Investors' obligations to vote their shares in accordance with this Agreement, each Investor and Common Holder (each, a "Party") hereby appoints the Chairman of the Board of Directors, or his or her designees, as such Party's true and lawful proxy and attorney, with the power to act alone and with full power of substitution, to vote all of such Party's shares in favor of the matters set forth in this Agreement and to execute all appropriate instruments consistent with this Agreement on behalf of such Party if, and only if, such Party fails to vote all of such Party's shares or to execute such other instruments in accordance with the provisions of this Agreement within five (5) days of the Company's or any other party's written request for such Party's written consent or signature. The proxy and power granted by each Common Holder and Investor pursuant to this Section are coupled with an interest and are given to secure the performance of such Parties' duties under this Agreement. Each such proxy and power will be irrevocable for the term hereof.

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          2.4 CHANGE IN NUMBER OF DIRECTORS. The Common Holders and the
Investors will use their reasonable efforts to prevent, and will not vote for, any amendment or change to the Company's Certificate of Incorporation or Bylaws providing for the election of more or less than seven (7) directors, or any other amendment or change to the Company's Certificate of Incorporation or Bylaws inconsistent with the terms of this Agreement.

          2.5 LEGENDS. Each certificate representing shares of the Company's capital stock held by the Common Holders or Investors or any assignee of the Common Holders or Investors shall bear the following legend:

          "THE SHARES EVIDENCED HEREBY ARE SUBJECT TO A VOTING AGREEMENT BY AND AMONG THE COMPANY AND CERTAIN STOCKHOLDERS OF THE COMPANY (A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY), AND BY ACCEPTING ANY INTEREST IN SUCH SHARES THE PERSON ACCEPTING SUCH INTEREST SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY ALL THE PROVISIONS OF SAID VOTING AGREEMENT."

     3.   TERMINATION.

          3.1 TERMINATION EVENTS. This Agreement shall terminate upon the earlier of:

               (a) A firm commitment underwritten public offering by the Company of shares of its Common Stock pursuant to a registration statement on Form S-1 under the Securities Act of 1933, as amended, the per share public offering price of which is not less than $3.6609 per share (appropriately adjusted for any stock split, dividend, combination or other recapitalization) and which results in aggregate cash proceeds to the Company of at least $25,000,000 (net of underwriting discounts and commissions); or

               (b) A deemed liquidation pursuant to Article IV, Section B(2)(c)(i) of the Company's Certificate of Incorporation, as such may be amended from time to time.

          3.2 REMOVAL OF LEGEND. At any time after the termination of this Agreement in accordance with Section 3.1, any holder of a stock certificate legended pursuant to Section 2.5 may surrender such certificate to the Company for removal of the legend, and the Company will duly reissue a new certificate without the legend.

     4.   MISCELLANEOUS.

          4.1 SUCCESSORS AND ASSIGNS. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

          4.2 AMENDMENTS AND WAIVERS. Any term hereof may be amended or waived only with the written consent of each of (a) the Company, (b) the holders of a majority of the shares of Common Holders' Stock, and (c) the holders of a majority of the then outstanding shares of

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Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock,
Series D Preferred and Series E Preferred Stock, taken together and voting as a single class on an as-converted basis; provided, however, that notwithstanding the foregoing, Section 1.1(a) of this Agreement shall not be amended and the observance of any term thereof shall not be waived without the written consent of Atlas; Section 1.1(b) of this Agreement shall not be amended and the observance of any term thereof shall not be waived without the written consent of Madrona; Section 1.1(c) of this Agreement shall not be amended and the observance of any term thereof shall not be waived without the written consent of Sequoia; and Section 1.1(d) of this Agreement shall not be amended and the observance of any term thereof shall not be waived without the written consent of Lehman. Any amendment or waiver effected in accordance with this Section 4.2 shall be binding upon the Company, the holders of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock, and any holder of Common Holders' Stock, and each of their respective successors and assigns.

          4.3 NOTICES. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient on the date of delivery, when delivered personally or by overnight courier or sent by telegram or fax (upon customary confirmation of receipt), or forty-eight (48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified at such party's address or fax number as set forth on the signature page hereto, or as subsequently modified by written notice.

          4.4 SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Agreement, (b) the balance of the Agreement shall be interpreted as if such provision were so excluded and (c) the balance of the Agreement shall be enforceable in accordance with its terms.

          4.5 ATTORNEYS' FEES. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

          4.6 SPECIFIC ENFORCEMENT. It is agreed that monetary damages would not adequately compensate an injured party for the breach of this Agreement by any party, that this Agreement shall be specifically enforceable, and that any breach or threatened breach of this Agreement shall be the proper subject of a temporary or permanent injunction or restraining order. Furthermore, each party to this Agreement hereby waives any claim or defense that there is an adequate remedy at law for any breach or threatened breach of this Agreement.

          4.7 GOVERNING LAW. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law.

          4.8 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

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          4.9 TITLES AND SUBTITLES. The titles and subtitles used in this
Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

          4.10 DELAYS OR OMISSIONS. No delay or omission to exercise any right, power or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power or remedy of such non-breaching or non-defaulting party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

                            [Signature Page Follows]

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     The parties hereto have executed this Fourth Amended and Restated Voting
Agreement as of the date first written above.

                                        COMPANY:

                                        ISILON SYSTEMS, INC.,
                                        a Delaware corporation


                                        By: /s/ Steven Goldman
                                            ------------------------------------
                                            Steven Goldman, President


                                        COMMON HOLDERS:


                                        /s/ Sujal Patel
                                        ----------------------------------------
                                        Sujal Patel


                                        /s/ Steve Goldman
                                        ----------------------------------------
                                        Steve Goldman


                                        INVESTORS:

                                        GRANITE GLOBAL VENTURES II L.P.

                                        By: Granite Global Ventures II L.L.C.,
                                        its General Partner


                                        By: /s/ Glenn Solomon
                                            ------------------------------------
                                            Glenn Solomon
                                            Managing Director


                                        GGV II ENTREPRENEURS FUND L.P.

                                        By: Granite Global Ventures II L.L.C.,
                                        its General Partner


                                        By: /s/ Glenn Solomon
                                            ------------------------------------
                                            Glenn Solomon
                                            Managing Director

   [SIGNATURE PAGE TO ISILON SYSTEMS, INC. FOURTH AMENDED AND RESTATED VOTING
                                   AGREEMENT]

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                                        INVESTORS:

                                        FOCUS VENTURES II, L.P.

                                        By: Focus Ventures Partners II, L.P.


                                        By: /s/ James H. Boettcher
                                            ------------------------------------
                                            James H. Boettcher
                                            General Partner


                                        FV INVESTORS II QP, L.P.

                                        By: Focus Ventures Partners II, L.P.


                                        By: /s/ James H. Boettcher
                                            ------------------------------------
                                            James H. Boettcher
                                            General Partner


                                        FV INVESTORS II A, L.P.

                                        By: Focus Ventures Partners II, L.P.


                                        By: /s/ James H. Boettcher
                                            ------------------------------------
                                            James H. Boettcher
                                            General Partner


                                        INVESTORS:

                                        LEHMAN BROTHERS VENTURE PARTNERS 2003-C,
                                        L.P.

                                        By: Lehman Brothers Venture GP
                                            Partnership 2003 L.P.,
                                        Its: General Partner

                                        By: Lehman Brothers Venture Associates
                                            2003 LLC,
                                        Its: General Partner


                                        By: /s/ Brian Paul
                                            ------------------------------------
                                            Brian Paul
                                            Vice President

   [SIGNATURE PAGE TO ISILON SYSTEMS, INC. FOURTH AMENDED AND RESTATED VOTING
                                   AGREEMENT]

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                                        LEHMAN BROTHERS VENTURE PARTNERS 2003-P,
                                        L.P.

                                        By: Lehman Brothers Venture GP
                                            Partnership 2003 L.P.,
                                        Its: General Partner

                                        By: Lehman Brothers Venture Associates
                                            2003 LLC,
                                        Its: General Partner


                                        By: /s/ Brian Paul
                                            ------------------------------------
                                            Brian Paul
                                            Vice President


                                        LEHMAN BROTHERS VENTURE CAPITAL 2003
                                        PARTNERSHIP

                                        By: Lehman Brothers Venture Associates
                                            2003 LLC,
                                        Its: General Partner

                                        By: LB I Group Inc.,
                                        Its: General Partner


                                        By: /s/ Brian Paul
                                            ------------------------------------
                                            Brian Paul
                                            Vice President


                                        LEHMAN BROTHERS P.A. LLC

                                        By: /s/ Brian Paul
                                            ------------------------------------
                                            Brian Paul
                                            Vice President

   [SIGNATURE PAGE TO ISILON SYSTEMS, INC. FOURTH AMENDED AND RESTATED VOTING
                                   AGREEMENT]

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                                        LEHMAN BROTHERS VENTURE CAPITAL
                                        PARTNERS II, L.P.

                                        By: Lehman Brothers Venture Associates
                                            II LLC,
                                        Its: General Partner


                                        By: /s/ Brian Paul
                                            ------------------------------------
                                            Brian Paul
                                            Vice President


                                        LEHMAN BROTHERS PARTNERSHIP ACCOUNT
                                        2000/2001, L.P.

                                        By: Lehman Brothers Partnership GP
                                            2000/2001, L.P.,
                                        Its: General Partner

                                        By: LB I Group Inc.,
                                        Its: General Partner


                                        By: /s/ Brian Paul
                                            ------------------------------------
                                            Brian Paul
                                            Vice President


                                        LEHMAN BROTHERS OFFSHORE PARTNERSHIP
                                        ACCOUNT 2000/2001, L.P.

                                        By: Lehman Brothers Offshore
                                            Partnership GP 2000/2001, L.P.,

                                        Its: General Partner

                                        By: Lehman Brothers Offshore Partners
                                            Ltd.,
                                        Its: General Partner


                                        By: /s/ Brian Paul
                                            ------------------------------------
                                            Brian Paul
                                            Vice President

   [SIGNATURE PAGE TO ISILON SYSTEMS, INC. FOURTH AMENDED AND RESTATED VOTING
                                   AGREEMENT]

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                                        INVESTORS:

                                        SEQUOIA CAPITAL X
                                        SEQUOIA TECHNOLOGY PARTNERS X
                                        SEQUOIA CAPITAL X PRINCIPALS FUND

                                        By: SCX Management, L.L.C.
                                            A Delaware Limited Liability Company
                                            General Partner of Each


                                        By: /s/ Doug Leone
                                            ------------------------------------
                                            Doug Leone
                                        Title: Managing Member


                                        INVESTORS:

                                        ATLAS VENTURE FUND V, L.P.
                                        ATLAS VENTURE PARALLEL FUND V-A C.V.
                                        ATLAS VENTURE ENTREPRENEURS' FUND V,
                                        L.P.

                                        By: Atlas Venture Associates V, L.P.
                                        Its: General Partner

                                        By: Atlas Venture Associates V, Inc.
                                        Its: General Partner


                                        By: /s/ Jeanne Larkin Henry
                                            ------------------------------------
                                            Jeanne Larkin Henry
                                        Title: VP


                                        INVESTORS:

                                        MADRONA VENTURE FUND I-A, LP

                                        By: Madrona Investment Partners, LLC,
                                        Its: General Partner


                                        By: /s/ Matthew S. McIlwain
                                            ------------------------------------
                                            Matthew S. McIlwain
                                        Title: Managing Director

   [SIGNATURE PAGE TO ISILON SYSTEMS, INC. FOURTH AMENDED AND RESTATED VOTING
                                   AGREEMENT]

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                                        MADRONA VENTURE FUND I-B, LP

                                        By: Madrona Investment Partners, LLC,
                                        Its: General Partner


                                        By: /s/ Matthew S. McIlwain
                                            ------------------------------------
                                            Matthew S. McIlwain
                                        Title: Managing Director


                                        MADRONA MANAGING DIRECTOR FUND, LLC


                                        By: /s/ Matthew S. McIlwain
                                            ------------------------------------
                                            Matthew S. McIlwain
                                        Title: Managing Director


                                        INVESTORS:

                                        ROLLING BAY VENTURES LLC
                                        a Washington limited liability company


                                        By: /s/ Geoffrey R. Entress
                                            ------------------------------------
                                            Geoffrey R. Entress
                                        Title: Managing Member


                                        /s/ Sujal Patel
                                        ----------------------------------------
                                        Sujal Patel


                                        WS INVESTMENT COMPANY, LLC


                                        By: /s/ Craig Sherman
                                            ------------------------------------
                                            Craig Sherman
                                            Member

   [SIGNATURE PAGE TO ISILON SYSTEMS, INC. FOURTH AMENDED AND RESTATED VOTING
                                   AGREEMENT]